UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2013

Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 S. Lindan Avenue, Quincy, CA		95971
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (530)283-7305

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Plumas Bancorp held on May 15, 2013, the shareholders voted on (i) the election of eight directors for the next year, (ii) approval of a non-binding advisory vote on the Company’s executive compensation, (iii) the frequency of future voting on the non-binding advisory vote on executive compensation, (iv) the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2013 and (v) on the approval of the Plumas Bancorp 2013 stock option plan. These matters were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below:

Proposal #1: Election of Directors

On the proposal to elect Directors of Plumas Bancorp, the Board of Director’s nominees were elected as Directors of Plumas Bancorp until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The voting results were as follows:

Nominee	Votes For Nominee	Votes Withheld or Against Nominee	Abstentions	Broker Non-Votes
Alvin G. Blickenstaff	1,700,786	77,451	n/a	1,655,185
William E. Elliott	1,672,985	105,252	n/a	1,655,185
Gerald W. Fletcher	1,697,247	80,990	n/a	1,655,185
John Flournoy	1,704,247	73,990	n/a	1,655,185
Arthur C. Grohs	1,701,497	76,740	n/a	1,655,185
Terrance J. Reeson	1,704,247	73,990	n/a	1,655,185
Robert J. McClintock	1,704,247	73,990	n/a	1,655,185
Daniel E. West	1,695,247	82,990	n/a	1,655,185

Proposal #2: Non-Binding Advisory Vote on Executive Compensation

On the proposal for the approval of non-binding advisory vote on executive compensation the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
1,671,771	78,015	28,451	1,655,185

Proposal #3: Frequency of Future Voting on the Non-Binding Advisory Vote on Executive Compensation

On the proposal for the frequency of future voting on the non-binding advisory vote on executive compensation the voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
251,462	69,978	1,315,480	141,317	1,655,185

Proposal #4: Ratification of the Appointment of Independent Auditors

On the proposal for the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2013 the voting results were as follows:

For	Against	Abstain
3,408,533	8,211	16,678

Proposal #5: Plumas Bancorp 2013 Stock Option Plan

On the proposal for the approval of the Plumas Bancorp 2013 Stock Option Plan the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
1,622,522	125,794	29,921	1,655,185

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp (Registrant)

May 17, 2013	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock Title: Chief Financial Officer